                                                                    Exhibit 10.1
                                 AMENDMENT TO
                             AMENDED AND RESTATED
                             EMPLOYMENT AGREEMENT

     This Amendment to Amended and Restated Employment Agreement is made as of December 7, 1995, between USTrails Inc., a Nevada corporation ("USTrails"), Thousand Trails, Inc., a Washington corporation ("Thousand Trails"), and National American Corporation, a Nevada corporation ("NACO") (which corporations are sometimes referred to herein collectively as the "Corporations"), and Walter
B. Jaccard, a resident of Woodinville, Washington (the "Executive").

     The Executive and Thousand Trails and NACO entered into an Employment Agreement dated as of September 21, 1989. This Employment Agreement was amended and restated as of December 3, 1992, by the Executive and Thousand Trails, NACO, and USTrails, and further amended by the parties as of November 18, 1994 (as so amended and restated, the "Employment Agreement"). Pursuant to the Employment Agreement, the Executive was employed as Vice President, General Counsel, and Secretary of Thousand Trails and USTrails, and as Vice President and Assistant Secretary of NACO. The Board of Directors of the Corporations (the "Boards") recognize the Executive's contribution to the growth and success of the Corporations.

     The Boards desire to amend the Employment Agreement to make certain changes in the Executive's employment arrangements with the Corporations.

     The Executive is willing to commit himself to serve the Corporations on the terms set forth in the Employment Agreement as amended herein.

     Accordingly, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporations and the Executive agree that the Employment Agreement is hereby amended as set forth herein.

          SECTION 1.  Amendments.  The references to "six (6) months" in the
                      ----------
first paragraph of Section 7, and in Section 8.1(a) and Section 8.1(b), are hereby changed to "twelve (12) months."

          SECTION 2.  Ratification.  Except as amended herein, the terms of the
                      ------------
Employment Agreement are hereby ratified and shall continue in full force and effect.

     Executed as of the date first written above.

                                     USTRAILS INC.



                                     By: /s/ William J. Shaw
                                        ----------------------------------------
                                        William J. Shaw, Chief Executive Officer

                                  (continued)

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                                     THOUSAND TRAILS, INC.



                                     By: /s/ William J. Shaw
                                        ----------------------------------------
                                        William J. Shaw, Chief Executive Officer


                                     NATIONAL AMERICAN CORPORATION



                                     By: /s/ William J. Shaw
                                        ----------------------------------------
                                        William J. Shaw, Chief Executive Officer


                                     EXECUTIVE


                                      /s/ Walter B. Jaccard
                                     -------------------------------------------
                                     Walter B. Jaccard

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